UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
 EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 21, 2018

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-13661	61-1137529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 21, 2018, the Board of Directors of Stock Yards Bancorp, Inc. (the “Company”) adopted amendments to the Company’s Bylaws, effective October 1, 2018. The amendments were adopted in connection with the Company’s previously disclosed executive management transition plans and reflect the separation of the roles of Chairman of the Board and Chief Executive Officer that will occur on that date (the “Management Transition Date”) when James A. Hillebrand, the current President of the Company, assumes the position of Chief Executive Officer and David P. Heintzman, currently Chairman and Chief Executive Officer of the Company, retires as Chief Executive Officer and moves into the role of Executive Chairman until the end of 2018. The amendments address the Board’s responsibility to elect from among its members a Chairman and the Chairman’s general duties and authorities. The amendments provide that the Board may also determine if the Chairman of the Board should be an executive position and, if so, may prescribe additional duties and authorities, if any, to be assigned to the Chairman.

The amendments further create the specific position of Chief Executive Officer of the Company and define general duties and authorities of that office. The amendments provide that the positions of Chairman of the Board and Chief Executive Officer may, but need not, be held by the same person. The decision as to whether the offices of Chairman of the Board and Chief Executive Officer should be combined or separated will be made from time to time by the Board of Directors in its discretion. The amendments clarify the separate authorities of the Chairman of the Board and the Chief Executive Officer to call special meetings of shareholders and of the Board of Directors of the Company. Additionally, the amendments provide that all meetings of shareholders will be presided over by the Chairman of the Board or, in the Chairman’s absence, by the Chief Executive Officer. The Chairman will preside at all meetings of the Board that he or she attends. In the Chairman’s absence, the Chief Executive Officer will preside at Board meetings unless the independent directors shall have elected a lead independent director, in which event the lead independent director shall preside.

A copy of the amended Bylaws will be filed on or about the Management Transition Date through an amendment to this Current Report on Form 8-K/A.

ITEM 8.01.	OTHER EVENTS.

On August 21, 2018, the Board of Directors of Stock Yards Bancorp, Inc. appointed Stephen M. Priebe as lead independent director, effective January 1, 2019. Priebe will replace Charles R. Edinger, III, who will not stand for re-election at the Company’s 2019 annual meeting in compliance with the Company’s mandatory retirement policy upon reaching the age of 70. Priebe, President of Hall Contracting of Kentucky, joined the Board of Directors of Stock Yards Bancorp in 2012. Edinger, President of J. Edinger & Sons, Inc., joined the Board in 1984.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 24, 2018	STOCK YARDS BANCORP, INC.

		By:	/s/ Nancy B. Davis
Nancy B. Davis, Executive Vice
President, Treasurer and Chief
Financial Officer